                                 Exhibit 10.15

                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

            WHEREAS, The Millbrook Press Inc., a Delaware corporation,  with its
chief  executive  office  located  at  2  Old  New  Milford  Road,   Brookfield,
Connecticut  06804  (referred to herein as  "Borrower")  entered into a Loan and
Security Agreement with People's Bank, a Connecticut  banking corporation with a place of business  located at Bridgeport  Center,  850 Main Street,  Bridgeport,
Connecticut 06607 (referred to herein as "Lender") dated as of December 14, 1995
(the  Loan  and  Security  Agreement  being  herein  referred  to as  the  "Loan
Agreement"); and

            WHEREAS,  Borrower and Lender entered into a First Amendment to Loan and Security  Agreement dated as of June 17, 1997 and a Second Amendment to Loan and Security  Agreement  dated as of June 10, 1998 and a Letter  Amendment dated
January 8, 1999 to provide  Borrower  with a LIBOR  interest  rate  option and a
Third Amendment to the Loan and Security  Agreement dated as of January 31, 2000
(the Loan and Security Agreement,  as amended by all of the prior Amendments and the Letter  Amendment  shall be referred to herein as the "Amended  Agreement");
and

            WHEREAS,  Borrower and Lender have agreed to further amend the terms and provisions of the Amended  Agreement  effective as of the date stated herein by the provisions set forth below;

            NOW,  THEREFORE,  Borrower and Lender hereby agree that effective as of October 23, 2001, the Amended  Agreement  shall be further amended to contain the  provisions  set forth below and the  applicable  provisions  of the Amended
Agreement  shall be  superseded  to the extent  necessary  to give effect to the provisions set forth below:

            1. The definitional term "Working Capital" shall be deleted.

            2.  Section  3.3 of the  Amended  Agreement  shall be deleted in its entirety and the following inserted in lieu thereof:

            3.3 TERM. This Agreement  shall become  effective upon the execution and delivery  hereof by Borrower  and People's and shall  continue in full force
and  effect  for  a  term   ending  on  December   31,   2004.   The   foregoing
notwithstanding,  People's  shall have the right to  terminate  its  obligations under this  Agreement  immediately  and without  notice upon the  occurrence and during the continuation of an Event of Default.

            3. Section 2.3(d) of the Amended  Agreement  shall be deleted in its entirety and the following inserted in lieu thereof:

               (d)  Computation.  The  Reference  Rate  as of the  date  of this
Agreement  is five and  one-half  percent  (5.50%)  per annum.  In the event the
Reference Rate is changed from time to time  hereafter,  the applicable  rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to such change in the Reference  Rate.  All interest and fees chargeable  under the Loan  Documents  shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

            4.  Section  6.13(a)  shall  be  deleted  in its  entirety  and  the following substituted in lieu therefor:

            6.13(a)  Current Ratio.  Compliance  with the ratio of  Consolidated
Current Assets divided by Consolidated  Current  Liabilities  (exclusive of Term
Promissory  Note-1  and Term  Promissory  Note-2) of at least 1.50 to 1.0 at all times shall be waived and  suspended  through  January 30, 2002.  From and after
January 31, 2002 Borrower shall maintain a ratio of Consolidated  Current Assets divided by Consolidated Current Liabilities of at least 1.35 to 1.0 at all times measured on a fiscal quarter-end basis;

            5.  Section  6.13(b)  shall  be  deleted  in its  entirety  and  the following substituted in lieu therefor:

            6.13(b) Total  Liabilities  to Tangible Net Worth Ratio.  Compliance
with the ratio of Borrower's  total  liabilities  (exclusive of Term  Promissory
Note-1 and Term  Promissory  Note-2)  divided by Tangible  Net Worth of not more than 2.0 to 1.0 at all times shall be waived and suspended  through  January 30,
2002.  From and after  January  31,  2002  Borrower  shall  maintain  a ratio of
Borrower's total liabilities  divided by Tangible Net Worth of not more than 2.5 to 1.0 at all times from measured on a fiscal quarter-end basis;

            6. Section 6.13(c) shall be deleted in its entirety.

            7. Section 6.13(d) shall be deleted in its entirety.

            8. Borrower and Lender  agrees that the following  Loan and Security
Agreement  Provisions  Addressing  Revised  Article  9  shall  be  added  to and incorporated into the Amended Loan Agreement as a new Section 15.10:

            15.10(a)  CONCERNING  REVISED  ARTICLE 9 OF THE  UNIFORM  COMMERCIAL
CODE.  The parties  acknowledge  and agree to the  following  provisions of this
Agreement as a consequence  of the revised  Article 9 of the Uniform  Commercial
Code being adopted and becoming effective ("Revised Article 9").

            15.10 (b)  ATTACHMENT.  Collateral  shall  include all assets of the
Borrower.  The  Collateral  shall  include,  without  limitation,  the following categories  of  assets  as  defined  in  Revised  Article  9:  goods  (including
inventory,   equipment  and  any  accessions  thereto),  instruments  (including

promissory  notes),   documents,   accounts   (including   health-care-insurance
receivables),  chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit  rights  (whether or not the letter of credit is evidenced by a writing),  commercial tort claims, securities and all other investment property, general  intangibles  (including payment  intangibles and software),  supporting obligations and any and all proceeds of any thereof,  wherever located,  whether now owned and hereafter  acquired.  If the Borrower  shall at any time acquire a commercial  tort  claim,  as defined in Revised  Article 9, the  Borrower  shall immediately  notify the Lender in writing  signed by the  Borrower  of the brief details thereof and grant the Lender in such writing a security interest therein and in the proceeds  thereof,  all upon the terms of this  Agreement,  with such writing to be in form and substance satisfactory to the Lender.

            15.10  (c)  ADDITIONAL  GRANT  OF  SECURITY  INTEREST  IN  SPECIFIED
PROPERTY.  Borrower  acknowledges  and  agrees  that in  addition  to the  items previously described as constituting Collateral hereby gives, grants,  bargains, assigns and confirms  that it has granted a security  interest in the  following now owned or  hereafter  acquired and wherever  located  properties,  assets and rights of the Borrower:

            All other goods, rights to payment of money, insurance refund claims and all other insurance  claims and proceeds,  tort claims,  electronic  chattel paper,  securities and other investment property,  rights to proceeds of letters of credit, letter of credit rights,  supporting obligations of every nature, all tax refund claims, license fees, rights to sue and recover for past infringement of patents,  trademarks and copyrights,  computer  programs,  computer software, engineering  drawings,  customer  lists,  goodwill  and all  licenses,  permits, agreements of any kind or nature pursuant to which (i) the Borrower  operates or has authority to operate, (ii) the Borrower possesses,  uses or has authority to possess or use property  (whether  tangible or intangible)  of others,  or (iii)
others  possess,  use or have  authority  to  possess or use  property  (whether tangible or  intangible)  of the Borrower,  and all recorded data of any kind or nature, regardless of the medium of recording, including without limitation, all software, writings, plans, specifications and schematics.

            The  Borrower  further  acknowledges  and  agrees  that the grant of
Collateral in this Loan and Security Agreement covers, and is intended to cover, all assets of the Borrower.

            15.10 (d) PERFECTION BY FILING.  The Lender may at any time and from time to time, file financing statements,  continuation statements and amendments thereto that  describe the  Collateral as all assets of the Borrower or words of similar  effect and which  contain  any other  information  required  by Revised
Article 9 for the  sufficiency  or filing  office  acceptance  of any  financing statement,  continuation statement or amendment,  including whether the Borrower is an organization, the type of organization and any organization identification number  issued  to the  Borrower.  The  Borrower  agrees  to  furnish  any  such information to the Lender promptly upon request. Any such financing  statements, continuation  statements  or amendment  may be signed by the Lender on behalf of the Borrower and may be filed at any time in any jurisdiction.

            15.10 (e) OTHER PERFECTION, ETC. The Borrower shall at any time, and from time to time, take such steps as the Lender may reasonably  request for the
Lender (a) to obtain an  acknowledgment,  in form and substance  satisfactory to the Lender,  of any bailee having  possession of any of the Collateral  that the bailee  holds such  Collateral  for the Lender,  (b) to obtain  "control" of any investment  property,  deposit accounts,  letter-of-credit  rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions  in Rev.  ss.ss.  9-104,  9-105,  9-106  and 9-107  relating  to what constitutes  "control"  for such  items  of  Collateral),  with  any  agreements establishing control to be in form and substance satisfactory to the Lender, and
(c)  otherwise to insure the continued  perfection  and priority of the Lender's security interest in any of the Collateral and of the preservation of its rights therein,  whether in  anticipation  and following the  effectiveness  of Revised
Article 9 in any jurisdiction.

            15.10 (f) OTHER PROVISIONS.  In applying the law of any jurisdiction in which Revised Article 9 is in effect, the following references to sections of former Article 9 of that jurisdiction  shall be to the Revised Article 9 Section of that jurisdiction as indicated below:

Existing Article 9                 Revised Article 9
------------------                 -----------------

ss.9-103(3)                         Rev.ss.9-102(a)(34)
ss.9-207                            Rev.ss.9-207
ss.ss.8-106 and 9-115 (1994)        Rev.ss.ss.8-106 and 9-106
ss.9-504(1)(c)                      Rev.ss.ss.9-608(a)(1)(C) and 9-615(a)(3)

               15.10 (g) SAVINGS CLAUSE. Nothing contained in this Section shall be construed to narrow the scope of the Lender's security interest in any of the
Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Lender hereunder except
(and then only to the extent)  mandated by Revised  Article 9 to the extent then applicable.

            9. Borrower  acknowledges that Lender has filed with the Connecticut
Secretary of State a Uniform  Commercial Code Financing  Statement on 12/7/95 as
Filing #139937,  and has filed a Uniform Commercial Code Financing  Statement on
12/8/95 as Filing #0001662056 with the New York Secretary of State and has filed a Uniform Commercial Code Financing  Statement on 12/7/95 as Filing #245595 with the Kings County Recorder.  Borrower hereby authorizes Lender to file amendments to such filings containing the following language:

            Debtor and Secured Party acknowledge and agree that as a consequence of the adoption and effectiveness of revised Article 9 of the Uniform Commercial
Code  ("Revised  Article 9") that the following now owned or hereafter  acquired and wherever located  properties,  assets and rights of the Debtor shall also be covered:

            In addition to the items specified above, all other goods, rights to payment of money,  insurance  refund claims and all other  insurance  claims and proceeds, tort claims, electronic chattel paper, securities and other investment property,  rights to  proceeds  of letters of credit,  letter of credit  rights, supporting  obligations of every nature,  all tax refund  claims,  license fees, rights to sue and  recover for past  infringement  of  patents,  trademarks  and copyrights, computer programs, computer software, engineering drawings, customer lists,  goodwill and all  licenses,  permits,  agreements  of any kind or nature pursuant to which (i) the Debtor operates or has authority to operate,  (ii) the
Debtor  possesses,  uses or has  authority to possess or use  property  (whether tangible  or  intangible)  of  others,  or  (iii)  others  possess,  use or have authority to possess or use property  (whether  tangible or  intangible)  of the
Debtor, and all recorded data of any kind or nature, regardless of the medium of
recording,   including  without  limitation,  all  software,   writings,  plans,
specifications and schematics.

The Debtor further acknowledges and agrees that the grant of collateral and this financing statement covers, and is intended to cover, all assets of the Debtor.

            10.  Pursuant to Section 8 (Amending  the Amended Loan  Agreement to
include  Section  15.10(d))  above,  Borrower  authorizes  Lender  to file a new
Uniform  Commercial  Code  Financing  Statement  with the  Secretary of State of
Delaware to perfect and continue the perfection of the security interest granted to Lender by Debtor under the Amended Loan  Agreement and Revised  Article 9 and the Uniform Commercial Code Financing Statements set forth in Section 19 above.

            11. Except as herein amended, all of the terms and provisions of the
Amended Agreement shall remain in full force and effect.

            12. All of the  representations  and warranties made by the Obligors in Section 5 of the Amended Agreement are true and correct on the date hereof as if made on and as of the date  hereof,  except  to the  extent  that any of such representations and warranties relate by their terms to a prior date.

            13. Borrower and Lender agree that this Fourth Amendment to Loan and
Security  Agreement  has been  prepared by the mutual effort of both parties and that in the event of a conflict or  interpretive  question  with  respect to any term,  provision  or section  contained  in this  Fourth  Amendment  to Loan and
Security Agreement or the First, Second , Third or Letter Amendments,  that this
Fourth  Amendment to Loan and  Security  Agreement  shall not be construed  more strictly  against any one party than any other party;  it being agreed that both
Borrower and Lender have equally negotiated the terms hereof and thereof.

            14. The revisions  and  amendments  recited  herein shall not become effective and shall be of no force or effect until:

               (a)  Borrower  has  executed  this Fourth  Amendment  to Loan and
Security Agreement; and

               (b) Borrower has provided  Lender with a current  certificate  of the Secretary of Borrower attesting to the adoption and/or passage of applicable corporate  resolutions  authorizing  and approving the revisions and  amendments contained in this Fourth  Amendment to Loan and  Security  Agreement  which such certificate  shall also contain an  acceptable  form of  incumbency  certificate attesting to the current officers and directors of Borrower.

            15.  Borrower  hereby agrees to pay to Lender a Modification  Fee in the amount of $37,500.00 and hereby  authorizes Lender to debit its loan account for the  amount  of  $3,125.00  per month  commencing  on  November  1, 2001 and continuing on the first day of each month  thereafter  until such fee is paid in full. Borrower  understands and agrees that in the event of an Early Termination of the financing  relationship,  the Modification Fee is fully earned as of this date and shall be included in the definition of  Obligations in calculating  any payoff amounts.

            16. Borrower acknowledges that it has delivered to Lender a draft of its most recent annual financial statements which are to be issued subsequent to the  effective  date of this Fourth  Amendment to Loan and  Security  Agreement.
Borrower further  acknowledges that in the event the financial statement for the fiscal year ended July 31, 2001 is  different in any  material  respect,  in the sole  determination  of Lender or in the event that the  financial  statement is issued with any  qualification,  Lender may declare an Event of Default to exist and avail itself of all available remedies under the Amended Loan Agreement.

            The date of execution  of this Third  Amendment to Loan and Security
Agreement by Borrower is as of October 23, 2001.

LENDER:                               BORROWER:

PEOPLE'S BANK                         THE MILLBROOK PRESS INC.

By:/s/Peter Coates                    By:/s/David Allen
   --------------------------            -------------------------
   Peter Coates                          David Allen
   Vice President                        Chief Operating Officer